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                                                                     EXHIBIT 1.1

                                                               Execution Version



                             SELLING AGENT AGREEMENT

                                  by and among

                                 CIT Group Inc.

                                     and the

                               Agents named herein

                                November 1, 2002







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November 1, 2002

To the Agents listed on
the signature page hereto.

         CIT Group Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $2,000,000,000 aggregate principal amount of its InterNotes'r' due nine months or more from date of issue (the "Notes"). The Notes are to be issued pursuant to an indenture, dated as of August 26, 2002 (the "Indenture") among the Company, Bank One Trust Company, N.A., as trustee (the "Trustee") and Bank One NA, London Branch, as London Paying Agent and London Calculation Agent. The terms of the Notes are described in the Prospectus referred to below.

         Subject to the terms and conditions contained in this Agreement, the Company hereby (1) appoints each of you as agent of the Company ("Agent") for the purpose of soliciting offers to purchase Notes and each of you hereby agree to use your reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the "Purchasing Agent") and (2) agrees that whenever the Company determines to sell Notes pursuant to this Agreement, such Notes shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section V hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Notes as principal for resale to other Agents or dealers (the "Selected Dealers"), each of whom will purchase as principal. The Company reserves the right to enter into agreements substantially similar hereto with other agents.

                                       I.

         The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement No. 333-92258 (the "Initial Registration Statement"). The Company has also filed an additional registration statement No. 333-98743 (the "Additional Registration Statement" and, together with the Initial Registration Statement, the "Registration Statement") that included a base prospectus which sets forth the general terms of the Notes (the "Basic Prospectus"). Under the Registration Statement, the Notes may be offered thereof, from time to time, in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). The Registration Statement has been declared effective by the SEC, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Basic Prospectus and prospectus supplement, dated as of the date hereof, relating to the Notes, filed pursuant to Rule 424 under the 1933 Act, including all documents incorporated therein by reference, as from time to time amended or supplemented, including any Pricing Supplement (as defined herein), are referred to herein as the "Prospectus."

                                       II.

         The Agents' obligations hereunder are subject to the following conditions:



---------------
InterNotes'r' is a registered servicemark of Incapital Holdings LLC







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         (a) No stop order suspending the effectiveness of the Registration
Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by the SEC.

         (b) On the date hereof, the Agents shall have received a legal opinion or legal opinions, dated as of the date hereof, of Robert J. Ingato, Executive Vice President and General Counsel of the Company and Schulte Roth & Zabel LLP, or other counsel of the Company reasonably satisfactory to the Agents and their counsel, collectively to the effect that:

            (1) the Company is a corporation validly organized and existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction where its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of the Company;

            (2) the Indenture has been duly authorized, executed and delivered and, assuming due and valid execution and delivery by the Trustee thereunder, is a valid instrument legally binding upon the Company, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, or other laws affecting the enforcement of creditors' rights generally and by general principles of equity); the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity) and will be entitled to the benefits provided by the Indenture; the Notes and the Indenture conform to the descriptions thereof in the Prospectus as supplemented by the applicable Pricing Supplement; and the Indenture has been duly qualified under the Trust Indenture Act;

            (3) the Registration Statement and any amendments thereto have become effective under the 1933 Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement, as amended, or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; the Registration Statement and the Prospectus, and any amendment or supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC promulgated pursuant to such Act (the "1933 Regulations"); the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the SEC promulgated pursuant to such Act (the "Trust Indenture Regulations"); no facts have come to such counsel's attention which have led him to believe that any part of the Registration Statement or any amendment thereof, at the time it became effective and on the date of the signing of this Agreement, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not


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         misleading or that the Prospectus or any amendment or supplement thereto, as of its date or as of the date and time of delivery of Notes to any purchaser or to the Agents as purchaser, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus;

            (4) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act of 1934 Act, as amended (the "1934 Act") and the rules and regulations of the Commission promulgated pursuant to such Act (the "1934 Regulations" and, together with the 1933 Regulations and the Trust Indenture Regulations, the "Rules and Regulations"); it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in such documents;

            (5) no consent, approval, authorization or other order of or filing with any regulatory authority or other governmental body is required in connection with the execution and delivery of the Indenture, the issuance and sales of the Notes by the Company pursuant to this Agreement or consummation by the Company of the transactions contemplated by the Indenture, the Notes and this Agreement, other than the orders of the Commission under the 1933 Act and the Trust Indenture Act which have been obtained and such approvals as may be required under state securities laws, as to which such counsel need express no opinion;

            (6) the issue and sale of the Notes and the compliance by the Company with the provisions of the Notes and the Indenture will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, nor will such action result in a violation of the provisions of the Restated Certificate of Incorporation or the By-laws of the Company, as amended, or any law, statute or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company;

            (7) each of the Company's subsidiaries that is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the 1933 Act), is validly organized and existing and in good standing, has the corporate power to transact the business in which it is engaged, is duly qualified and in good standing as a foreign


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         corporation in each of the several states and jurisdictions where its business requires such qualification and is duly licensed to carry on such business in each of the several states and jurisdictions where its business requires such licensing and where the failure to be so licensed would have a material adverse effect on the consolidated financial position and results of operations of the Company;

            (8) the Company is not required to be registered under the Investment Company Act of 1940, as amended; and

            (9) this Agreement has been duly authorized, executed and delivered by the Company.

         (c) On the date hereof, the Agents shall have received from Wilmer, Cutler & Pickering, counsel for the Agents, such opinion or opinions, dated as of the date hereof, with respect to the Indenture, the Registration Statement, the Prospectus and other related matters as they may require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) On the date hereof, the Agents shall have received a certificate, dated as of the date hereof, of the principal financial or accounting officer of the Company in which such officer shall state to the best of his knowledge after reasonable investigation, (i) that the representations and warranties of the Company in this Agreement are true and correct as of the date hereof, (ii) that the Company has complied with all agreements and satisfied all conditions to the obligation of such Agent to solicit offers to purchase the Notes, (iii) that no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the best of his knowledge, no proceedings for that purpose have been instituted or are contemplated by the Commission,
(iv) that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries, except as set forth in or contemplated by the Prospectus and (v) that such officer has reviewed each agreement or instrument to which the Company is a party or by which it is bound which contains any covenant or restriction which limits or restricts the Company's freedom to incur indebtedness, that the issuance and sale by the Company of the Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments and that, with respect to any Notes in respect of which such covenants or restrictions apply, attached thereto are calculations demonstrating that, based upon the Company's latest available financial statements, the issuance and sale of such Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments, and also attached thereto is a letter of the Company's independent public accountants, reporting on their review of such calculations.

         (e) On the date hereof, the Agents shall have received a letter, dated as of the date hereof, of the Company's independent public accountants confirming that they are independent public accountants within the meaning of the 1933 Act and the published Rules and Regulations and to the effect that (i) in their opinion, the financial statements and financial schedules audited by them and included in or incorporated by reference into the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements


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of the 1933 Act, the 1934 Act and the related published Rules and Regulations,
(ii) on the basis of their review (which does not constitute an examination of financial statements in accordance with generally accepted auditing standards) of the financial statements referred to below, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that (w) any unaudited consolidated condensed financial statements included in or incorporated by reference into the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Forms 10-Q or 8-K and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, or (x) with respect to the period after the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, there was any change, when compared to the most recent internal balance sheet, in the capital stock or total debt of the Company or any decrease in the consolidated total assets, total shareholder's equity, finance receivables or reserve for credit losses on finance receivables of the Company as compared with the amounts shown on the most recent consolidated balance sheet included in or incorporated by reference into the Registration Statement and the Prospectus, or (y) with respect to the period after the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus and subsequent to the most recent internal balance sheet through a specified date not more than three business days prior to the date of the letter there was any change in the capital stock or total debt of the Company or any decrease in the consolidated total assets, total shareholder's equity, finance receivables or reserve for credit losses on finance receivables of the Company as compared with the amounts shown on the most recent consolidated balance sheet included in or incorporated by reference into the Registration Statement and the Prospectus, or (z) for the period from the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus to such specified date not more than three business days prior to the date of the letter there were any quantifiable decreases, as compared with the corresponding period in the preceding year, in consolidated net finance income or net income of the Company (if the Company is unable to quantify any such decrease, a statement to that effect will be included in the letter), except in all instances for changes or decreases which the Prospectus disclosed have occurred or may occur or which are described in such letter and (iii) they have compared specific dollar amounts (or percentages derived from such dollar amounts) and other financial information included in or incorporated by reference into the Prospectus (in each case to the extent that such dollar amounts or percentages or other financial information are derived from the general accounting records of the Company and consolidated subsidiaries which are subject to the internal controls of the accounting systems of the Company and consolidated subsidiaries or are derived directly from such records by analysis or computation, and are not directly traceable to the publicly available audited consolidated financial statements of the Company or unaudited condensed financial statements contained in its reports of Forms 10-Q or 8-K) with the results obtained from inquiries, a reading of such general accounting records of the Company and consolidated subsidiaries and other procedures specified in such letter and have found such dollar amounts and percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.


                                       5





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         (f) On the date hereof, the Agents shall have received from Schulte
Roth & Zabel LLP, counsel for the Company, an opinion or opinions to the effect that, as of the date hereof, the description of United States Federal income tax consequences set forth under "Material U.S. Federal Income Tax Considerations" in the Prospectus Supplement is accurate in all material respects.

         (g) On the date hereof and on each Settlement Date with respect to any purchase of Notes by the Purchasing Agent, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Agents.

            The obligations of the Agents to purchase Notes as principal, both under this Agreement and under any Terms Agreement, will be subject to the following further conditions: (i) no litigation or proceeding shall be threatened or pending to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes, (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the agreement to purchase Notes as principal shall not have been lowered and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company since that date; (iii) there shall not have come to the attention of the Agent any facts that would cause such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading and (iv) there shall have been no material adverse change in the consolidated financial condition of the Company and its subsidiaries, taken individually or as a whole, from that set forth in the Registration Statement and the Prospectus, each of which conditions shall be met on the corresponding Settlement Date.

         If any condition specified in this Section II shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section III(c) hereof, the indemnity and contribution agreements set forth in
Section VIII hereof, the provisions concerning payment of expenses under Section XIII hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section IX hereof, the provisions relating to governing law and forum set forth in Section XII and the provisions relating to parties set forth in Section XI hereof shall remain in effect.

                                      III.

            In further consideration of the Agents' agreements herein contained, the Company covenants and agrees with the Agents as follows:


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         (a) The Company will advise the Agents promptly of any proposal to amend or supplement the Registration Statement or the Prospectus or to prepare any additional registration statement with respect to the registration of additional Notes, and in any case prior to the termination of the offering of the Notes pursuant to this Agreement, will provide each Agent with a reasonable opportunity to comment thereon and will advise the Agents promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof or the additional registration statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued. The Company will promptly advise each Agent (i) when each supplement to the Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment of the Registration Statement or additional registration statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (b) If, at any time when a Prospectus relating to the Notes is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act immediate notice shall be given, and confirmed in writing, to the Agents to cease the offer and sale of any Notes, and the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such untrue statement or omission or an amendment which will effect such compliance.

         (c) The Company will make generally available to its security holders and to each Agent as soon as practicable, but not later than 45 days after the close of each of the first three fiscal quarters of each fiscal year and 90 days after the close of each fiscal year, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) which in the aggregate cover a twelve-month period beginning not later than the first day of the fiscal quarter next following the effective date of the Registration Statement (as defined in Rule 158) with respect to each sale of Notes.

         (d) The Company will furnish each Agent with copies of the Registration Statement, and, to the extent requested by such Agent, all exhibits, the Prospectus and all amendments and supplements to such documents, including documents incorporated by reference therein, in each case as soon as available and in such quantities as are reasonably requested.

         (e) The Company will use its best efforts to qualify the Notes for sale under the laws of such jurisdictions of the United States as the Agents may reasonably request, will continue such qualifications in effect so long as required for the sale of the Notes hereunder and will provide or cause to be provided to the Agent a "blue sky" memorandum relating to the Notes; provided, however, that the Company shall not be obligated (i) to qualify as a foreign corporation or as a dealer in securities or to execute or file any consents to service of process


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under the laws of any such state or (ii) to prepare more than one "blue sky"
memorandum per year relating to its debt securities registered under the Registration Statement.

         (f) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes, (ii) providing for a reduction of the aggregate amount of Notes being offered, (iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the 1933 Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined) or (v) occurring due to incorporation by reference of a Form 8-K of the Company with respect to non-financial information or an earnings release) the Company, upon the request of an Agent, will deliver or cause to be delivered forthwith to such Agent a certificate of the Company signed by the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section II(d) hereof that was last furnished to the Agents (either pursuant to Section II(d) hereof or pursuant to this Section III(f)) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference) as though made at and as of such time (except that
(i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference)) or, in lieu of such certificate, a certificate substantially in the form of the certificate referred to in Section II(d) hereof but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such certificate need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent.

         (g) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus, the Company, upon the request of an Agent, shall furnish or cause to be furnished forthwith to such Agent the written opinion or opinions of Robert J. Ingato, General Counsel of the Company, and/or Schulte Roth & Zabel LLP, or other counsel of the Company reasonably satisfactory to such Agent; provided, however, that such opinions need not be furnished with respect to an amendment or supplement (or document incorporated by reference) (i) relating to an offering of securities other than the Notes,
(ii) providing for a reduction of the aggregate amount of Notes being offered,
(iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the 1933 Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined), or (v) occurring due to

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incorporation by reference of a Form 8-K of the Company with respect to non-financial information or an earnings release. Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form satisfactory to the Agents, and shall be substantially in the form of the opinions referred to in Section II(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such opinion need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent. In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference therein)).

         (h) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference into the Registration Statement or the Prospectus (other than by an amendment or supplement occurring due to incorporation by reference of a Form 8-K of the Company with respect to an earnings release), the Company shall, upon the request of an Agent, unless a letter is otherwise furnished pursuant to
Section VII(d) hereof, cause its independent public accountants, forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, substantially in the form of the letter referred to in Section II(e) hereof with such changes as may be necessary to reflect the amended and supplemental financial information included in or incorporated by reference into the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

         (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a representation and warranty to the Agents that neither the Registration Statement, as then amended, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order the make the statements therein not misleading, nor does the Prospectus, as then amended or supplemented, include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the rules and regulations applicable thereunder. The Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business

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with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, in accordance with the rules and regulations of such Department, in a form acceptable to the Department.

         (k) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         (l) The Company shall not be required to comply with the provisions of subsections (a) or (b) of this Section during any period from the time no Agent shall then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that an Agent shall subsequently purchase Notes from the Company as principal.

         (m) The Company will prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act.

         (n) The Company, in relation to any Notes that are to be listed on a stock exchange as may be agreed between the Company and the relevant Agent(s), will use its best efforts to arrange the admission to listing of such Notes on such stock exchange and to maintain such listing until the relevant Notes are no longer outstanding; provided that if it should become impracticable or unduly burdensome to maintain any such listing, the Company will use its best efforts to arrange and maintain such listing for the relevant Notes on such other stock exchange as it and the relevant Agent(s) may agree.

         (o) If requested by an Agent in connection with a purchase by it of Notes as principal in accordance with Section IV(a) hereof, such transaction shall be subject to the terms of any stand-off provision as may be agreed by the Company and the applicable Agent at the time of such agreement to purchase Notes as principal.

                                      IV.

         (a) Notes shall be purchased by each Agent as principal. The Agents shall offer the Notes upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be (which terms, unless otherwise agreed, may be agreed upon orally, with written confirmation prepared by such Agent or Agents and sent by telecopier to the Company). For the purpose of such sales the Agents will use the Prospectus as then amended or supplemented which has been most recently distributed to the Agents by the Company, and the Agents will offer and sell the Notes only as permitted or contemplated thereby and herein and will offer and sell the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Company as principal.

            The Company agrees to sell the Notes to the Purchasing Agent at a discount equal to the percentages of the initial offering price of each Note actually sold as set forth in Exhibit A hereto; provided, however, that the Company and the Purchasing Agent may agree instead to a discount greater than or less than the percentages set forth on Exhibit A hereto. The actual aggregate discount with respect to each sale of Notes will be set forth in the related Pricing Supplement. The Purchasing Agent and the other Agents or Selected Dealers will share the above-mentioned discount in such proportions as they may agree.

         (b) Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit B (the "Procedures"), as amended from time to time. Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents.

                                       V.

         Each sale of Notes shall be made in accordance with the terms of this Agreement, the Procedures and a separate agreement in substantially the form attached as Exhibit C (a "Terms Agreement") to be entered into which will provide for the sale of such Notes to, and the purchase and reoffering thereof, by the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The offering of Notes by the Company hereunder and the Purchasing Agent's agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate and maturity date or dates of such Notes, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Notes are proposed to be reoffered, and the time, date (the "Settlement Date") and place of delivery of and payment for such Notes , whether the Notes provide for a Survivor's Option (as such term is defined in the Prospectus), whether the Notes are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Notes purchased, without the consent of the Company, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may any Agent reallow any portion of the discount paid to it.

                                      VI.

         (a) The Company represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (including any purchase by the Purchasing Agent as principal, pursuant to a Terms Agreement or otherwise), as of each Settlement Date, and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

               (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date complies, in all material respects with the requirements of the 1933 Act, the Trust Indenture Act, the 1934 Act and the applicable Rules and Regulations. The Registration Statement, at the time the Registration Statement became effective and on the date of the signing of this Agreement, did not, and as of the applicable Representation Date does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the applicable Representation Date does not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any of the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture. After a post-effective amendment to the Registration Statement is filed and has become effective under the 1933 Act, the representations and warranties contained in this subsection shall refer to the Registration Statement as so amended. On or prior to the date hereof, the Prospectus relating to the Notes has been filed, pursuant to Rule 424(b) under the 1933 Act.

               (ii) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the Rules and Regulations and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and the Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) The Company is in compliance as of the date hereof with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the rules and regulations applicable thereunder.

         (b) Any certificate signed by any director or officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes or the sale of Notes to the Purchasing Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

         (c) All representations, warranties, covenants and agreements of the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

                                      VII.

The Company covenants and agrees with the Agents that:

         (a) Each acceptance by the Company of an offer for the purchase of Notes and each delivery of Notes, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate, as applicable, to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall furnish or cause to be furnished to the Agent(s) forthwith a certificate dated the date of filing with the Commission of such document, the date requested by the Agents or the date of such sale, as the case may be, in form reasonably satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in
Section II(d) hereof which were last furnished to the Agents are true and correct at the time of such filing, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section II(d) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall furnish or cause to be furnished forthwith, and in any case promptly upon request, to the Agent(s) and to counsel to the Agents the written opinion of counsel to the Company referred to in
Section II(b), or other counsel reasonably satisfactory to the Agent(s), dated the date of filing with the Commission of such document, the date requested by the Agent(s) or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent(s), including such reductions or limitations as shall be reasonably satisfactory to the Agent(s), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall cause their independent public accountants to furnish such Agents a letter, dated the date of the filing of such document with the Commission, the date of such request or the date of such sale, as the case may be in form reasonably satisfactory to the Agent(s), substantially in the form of the letter referred to in Section II(e) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

                                     VIII.

         (a) The Company agrees to indemnify, defend and hold harmless each Agent and any person who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, such Agent or any such other indemnified person may incur under the 1933 Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as any such loss, expense, liability or claim arises out of or is based upon any alleged untrue statement of a material fact contained therein in conformity with information furnished in writing by such Agent to the Company expressly for use in any of such documents or in any Statement of Eligibility of the Trustee (Form T-1) under the Trust Indenture Act or arises out of or is based upon any alleged omission to state therein a material fact in connection with such information required to be stated therein or necessary to make such information not misleading, and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if the Agent failed to deliver a copy of the Prospectus as amended or supplemented to such person in connection with the sale of such Notes excluding documents incorporated therein by reference at or prior to the written confirmation of the sale of such Notes to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. The Company's agreement to indemnify each Agent or any such other indemnified person as aforesaid is expressly conditioned upon it being notified of the action in connection therewith brought against an Agent or such controlling person by letter or telegram or other facsimile transmission addressed to the Company with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon an Agent or such controlling person (or after it shall have received notice of such service upon any agent designated by it), but failure so to notify the Company shall not relieve the Company from any liability which it may have to an Agent or to such other indemnified person otherwise than on account of the indemnity agreement contained in this Section VIII except to the extent, if any, that such failure materially prejudices the Company.

         The Company shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to such Agent or such other controlling person and the payment of all expenses. The Agent or such other indemnified person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Agent's expense or the expense of such controlling person unless (i) the employment of such counsel has been specifically authorized by the Company or
(ii) the named parties to any such suit (including any impleaded parties) include such Agent or such controlling person and the Company and such Agent or such other controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on behalf of such Agent or such other controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for such Agent and such other indemnified persons, which firm (and local counsel, if any) shall be designated in writing by the Agent. The Company shall not be liable for any settlement of any such action effected without its consent (which will not be unreasonably withheld or delayed).

         The Company agrees to notify each Agent with reasonable promptness of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the issue and sale of the Notes or with the Registration Statement or Prospectus.

         (b) Each Agent severally agrees to indemnify, defend and hold harmless the Company, its directors and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any other indemnified person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto which is in reliance on and in conformity with information furnished in writing by an Agent to the Company expressly for use with reference to such Agent, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any of such documents or necessary to make such information not misleading. Each Agent's agreement to indemnify the Company and any other indemnified person as aforesaid is expressly conditioned upon such Agent being notified of the action in connection therewith brought against the Company or any other indemnified person by letter, telegram, or facsimile transmission addressed to it at its address furnished to the Company for the purpose, with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon the Company or any other indemnified person (or after the Company or any such person shall have received notice of such service on any agent designated by the Company or any such person), but failure so to notify an Agent shall not relieve such Agent from any liability which it may have to the Company or any other indemnified person otherwise than on account of the indemnity agreement contained in this Section VIII except to the extent, if any, that such failure materially prejudices such Agent.

            Each Agent shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to the Company or such other person and the payment of all expenses. The Company or other indemnified person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company or such other indemnified person unless (i) the employment of such counsel has been specifically authorized by such Agent or (ii) the named parties to any suit (including any impleaded parties) include the Company or such other indemnified person and such Agent, and the Company or such other indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Agent, in which case the Agent shall not have the right to assume the defense of such action on behalf of the Company or such other indemnified person, it being understood, however, that such Agent shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for the Company and such other indemnified person, which firm (and local counsel, if any) shall be designated in writing by the Company. An Agent shall not be liable for any settlement of any such action effected without such Agent's consent (which will not be unreasonably withheld or delayed).

         (c) If the indemnification provided for in this Agreement is unavailable to, or insufficient to hold harmless, an indemnified party under subsections (a) and (b) above for any reason other than as specified therein in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the applicable Agents on the other hand from the offering of the Notes to which such losses, expenses, liabilities or claims relate or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the applicable Agents on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Agents on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, expenses and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

            The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Agreement, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes to which such losses, expenses, liabilities or claims relate, placed by such Agent exceeds the amount of the damages which such Agent has otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Agent's obligations in this subsection (c) to contribute are several, in the same proportion which the amount of the Notes which are the subject of the action and which were distributed to the public through such Agent pursuant to this Agreement bears to the total amount of such Notes distributed to the public through all of the Agents pursuant to this Agreement, and not joint.

                                      IX.

            The Company may elect to suspend or terminate the offering of Notes under this Agreement at any time; the Company also (as to any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to all of the Agents and by giving not less than five days' written notice of termination to the affected party and the other parties to this Agreement, or in the case of an Agent, by giving not less than five days' written notice of termination to the Company and except that, if at the time of termination an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Note or Notes. The Company shall promptly notify the other parties in writing of any such termination.

            The Purchasing Agent may, and, upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any agreement hereunder by the Purchasing Agent to purchase such Notes, immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, (i) if there has been, any change, or any development involving a prospective change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries the effect of which is, in the judgment of such Agent, so material and adverse to the Company so as to make it impracticable or inadvisable to proceed with the soliciting of offers to purchase the Notes contemplated by the Registration Statement and the Prospectus, or (ii) if there has occurred any outbreak or escalation of hostilities, national emergency or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on the financial markets of the United States or the international financial markets is such as to make it, in the reasonable judgment of the Purchasing Agent or such Agent or Agents, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System or any other exchange on which the Notes may be listed has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a general moratorium on commercial banking has been declared by either federal or New York state authorities, or if a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of such agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company since that date, or (v) if there shall have come to the attention of the Purchasing Agent or such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section IX, the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

            Any Terms Agreement shall be subject to termination in the absolute discretion of the Agents on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by the Purchasing Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement.

            If this Agreement is terminated, Section VIII and Section XII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of such Notes has not occurred, the provisions of all of Section III, Section IV(b) and Section V shall also survive until time of delivery.

            In the event a proposed offering is not completed according to the terms of this Agreement, an Agent will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred.

                                       X.

                  Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile transmission (confirmed in writing), or registered mail to such Agent at its address, telex or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

            If to the Company:

                     CIT Group Inc.
                     1211 Avenue of the Americas
                     New York, New York 10036
                     Attention: Executive Vice President and
                                Chief Financial Officer
                     Telecopy: (212) 382-7196

                     With a copy to:

                     CIT Group Inc.
                     1 CIT Drive
                     Livingston, New Jersey 07039
                     Attention: Robert J. Ingato
                     Telecopy: (973) 740-5750

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

                                      XI.

            This Agreement shall be binding upon the Agents and the Company, and inure solely to the benefit of the Agents and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

                                      XII.

            This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this

Agreement may be brought in any federal or New York State court sitting in the County of New York, New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

                                     XIII.

            The Company will pay the following expenses incident to the performance of its obligations under this Agreement: (i) the preparation and filing of the Registration Statement; (ii) the preparation, issuance and delivery of the Notes; (iii) the fees and disbursements of the Company's auditors, of the Trustee and its counsel and of any paying or other agents appointed by the Company; (iv) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and the Prospectus; (v) if the Company lists Notes on a securities exchange, the costs and fees of such listing; (vi) the cost of providing CUSIP or other identification numbers for the Notes, (vii) the fees and expenses, if any, (including fees and disbursements of Wilmer, Cutler & Pickering, counsel for the Agents, if applicable) incurred with respect to any filing with the National Association of Securities Dealers, Inc.; (viii) all reasonable expenses (including fees and disbursements of any counsel specifically engaged for Blue Sky purposes) in connection with "Blue Sky" qualifications and (ix) any fees charged by rating agencies for the rating of the Notes.

            This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

                                            Very truly yours,


                                            CIT GROUP INC.


                                            By:
                                               -----------------------
                                               Name:
                                               Title:


Confirmed and accepted
as of the date first above written:

BANC OF AMERICA SECURITIES LLC

By:
     ---------------------------
     Name:
     Title:



INCAPITAL LLC


By:
     ---------------------------
     Name:
     Title:



BMO NESBITT BURNS CORP.


By:
     ---------------------------
     Name:
     Title:




CHARLES SCHWAB & CO., INC.


By:
     ---------------------------
     Name:
     Title:



EDWARD D. JONES & CO., L.P.


By:
     ---------------------------
     Name:
     Title:

FIDELITY CAPITAL MARKETS,
a division of National Financial Services, LLC

By:
     ---------------------------
     Name:
     Title:



RBC DAIN RAUSCHER


By:
     ---------------------------
     Name:
     Title:



SALOMON SMITH BARNEY INC.


By:
     ---------------------------
     Name:
     Title:



UBS PAINEWEBBER INC.


By:
     ---------------------------
     Name:
     Title:



WACHOVIA SECURITIES, INC.


By:
     ---------------------------
     Name:
     Title:

                                                                         ANNEX A

                            AGENT CONTACT INFORMATION


Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Attention: Rock Fu
Tel: (212) 847-6434
Fax: (212) 847-5184

Incapital LLC
One North LaSalle Street
Suite 3500
Chicago, Illinois  60602
Attention: Brian Walker
Tel: (312) 379-3750
Fax: (312) 379-3701

BMO Nesbitt Burns Corp.
3 Times Square, 29th Floor
New York, New York 10036
Attention: Norm Shaffer
Tel: (212) 702-1251
Fax: (212) 605-1683

With a copy to:
Harrisdirect
Harborside Financial Center
501 Plaza II
Jersey City, New Jersey 07311
Tel: (201) 308-3353

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104
Attention: Peter J. Campfield
Tel: (415) 667-5072
Fax: (415) 667-5087

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, MO  63131-3729
Att:  Karen Liebsch
Tel: (314) 515-5119
Fax: (314) 515-3502

Fidelity Capital Markets,
     a division of National Financial Services, LLC
200 Seaport Blvd., Mail Zone: Z2H
Boston, Massachusetts 02210
Attention: Jamee Smith
Tel: (617) 563-0800
Fax: (617) 692-4933

RBC Dain Rauscher
One Liberty Plaza, 2nd Floor
New York, New York 10006
Attention: Liz Garvey
Tel: (212) 858-7167
Fax: (212) 428-3018

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
Attention: Martha Bailey
Tel: (212) 816-5831
Fax: (212) 816-0949

UBS PaineWebber Inc.
800 Harbor Boulevard, 3rd Floor
Weehawken, New Jersey 07087
Attention: Corporate Debt Trading
Tel: (201) 352-7150
Fax: (201) 352-6900

With a copy to:
UBS PaineWebber Inc.
299 Park Avenue, 26th Floor
New York, New York 10171
Attention: Transaction Management Group
Tel: (212) 821-2632
Fax: (212) 821-5536

Wachovia Securities, Inc.
One Wachovia Center, NC0602
301 South College St.
Charlotte, NC 28288
Attention: Keith Mauney
Tel: (704) 383-7727
Fax: (704) 383-9165

                                    EXHIBIT A

                              DEALER AGENT PROGRAM

The following Discounts are payable as a percentage of the non-discounted Price to Public of each Note sold through the Purchasing Agent.

  9 months to less than  23 months..................       0.200%
 23 months to less than  35 months..................       0.400%
 35 months to less than  47 months..................       0.625%
 47 months to less than  59 months..................       0.750%
 59 months to less than  71 months..................       1.000%
 71 months to less than  83 months..................       1.100%
 83 months to less than  95 months..................       1.200%
 95 months to less than 107 months..................       1.300%
107 months to less than 119 months..................       1.400%
119 months to less than 131 months..................       1.500%
131 months to less than 143 months..................       1.600%
143 months to less than 179 months..................       1.750%
179 months to less than 239 months..................       2.000%
239 months to less than 360 months..................       2.500%
360 months or greater...............................       3.000%


                                    EXHIBIT B

                                 CIT Group Inc.

                                 $2,000,000,000

                                   INTERNOTES

                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                            ADMINISTRATIVE PROCEDURES

InterNotes, due nine months or more from date of issue (the "Notes") may be offered on a continuing basis by CIT Group Inc. (the "Company"). The Notes will be offered by Incapital LLC (the "Purchasing Agent"), Banc of America Securities LLC, BMO Nesbitt Burns Corp., Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, RBC Dain Rauscher, Salomon Smith Barney Inc., UBS PaineWebber Inc. and Wachovia Securities, Inc. (collectively, the "Agents") pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the "Selling Agent Agreement") and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit C (each a "Terms Agreement"). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the "Selected Dealers") for distribution to their customers pursuant to a Master Selected Dealer Agreement (a "Dealers Agreement") attached to the Selling Agent Agreement as Exhibit E. The Notes have been registered with the Securities and Exchange Commission (the "Commission"). Bank One Trust Company, N.A. is the trustee (the "Trustee") under the Indenture, dated as of August 26, 2002, between the Company and the Trustee (the "Indenture"), covering, among other debt securities, the Notes. Pursuant to the terms of the Indenture, Bank One Trust Company, N.A. also will serve as authenticating agent, issuing agent and paying agent.

Unless otherwise agreed by the Agents and the Company, Notes will be purchased by the Purchasing Agent as principal as set forth herein. Such purchases will be made in accordance with terms agreed upon by the Purchasing Agent and the Company (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the Agents and mailed to the Company).

Each tranche of Notes will be issued in book-entry form only and represented by one or more fully registered global notes without coupons (each, a "Global Note") held by the Trustee, as agent for The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or information set forth in the Prospectus (as defined in the Selling Agent Agreement) and the Pricing Supplement (together referred to herein as the "Prospectus"), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the information set forth in Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the Securities Act of 1933 Act (the "1933 Act"), or in the Indenture.

                       Administrative Procedures for Notes

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 1, 2002 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated May 26, 1989 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:                             Each Note will mature on a date (the
                                        "Maturity Date") not less than nine
                                        months after the date of delivery by the
                                        Company of such Note. Notes will mature
                                        on any date selected by the initial
                                        purchaser and agreed to by the Company.
                                        "Maturity" when used with respect to any
                                        Note means the date on which the
                                        outstanding principal amount of such
                                        Note becomes due and payable in full in
                                        accordance with its terms, whether at
                                        its Maturity Date or by declaration of
                                        acceleration, call for redemption,
                                        repayment or otherwise.

Issuance:                               All Notes having the same terms will be
                                        represented initially by a single Global
                                        Note. Each Global Note will be dated and
                                        issued as of the date of its
                                        authentication by the Trustee.

                                        Each Global Note will bear an original
                                        issue date (the "Original Issue Date").
                                        The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Identification                          The Company has received from the CUSIP
Numbers:                                Service  Bureau (the



                                        CUSIP Service Bureau") of Standard &
                                        Poor's Corporation ("Standard & Poor's") one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes. The
                                        Company will provide the Purchasing
                                        Agent, DTC and the Trustee with a list
                                        of such CUSIP numbers. On behalf of the
                                        Company, the Purchasing Agent will
                                        assign CUSIP numbers as described below
                                        under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                                        Notes. The Company will reserve
                                        additional CUSIP numbers when necessary
                                        for assignment to Global Notes and will
                                        provide the Purchasing Agent, the
                                        Trustee and DTC with the list of
                                        additional CUSIP numbers so obtained.

Registration:                           Unless otherwise specified by DTC,
                                        Global Notes will be issued only in
                                        fully registered form without coupons.
                                        Each Global Note will be registered in
                                        the name of Cede & Co., as nominee for
                                        DTC, on the Note Register maintained
                                        under the Indenture by the Trustee. The
                                        beneficial owner of a Note (or one or
                                        more indirect participants in DTC
                                        designated by such owner) will designate
                                        one or more participants in DTC (with
                                        respect to such Note, the
                                        "Participants") to act as agent or
                                        agents for such owner in connection with
                                        the book-entry system maintained by DTC,
                                        and DTC will record in book-entry form,
                                        in accordance with instructions provided
                                        by such Participants, a credit balance
                                        with respect to such beneficial owner of
                                        such Note in the account of such
                                        Participants. The ownership interest of
                                        such beneficial owner in such Note will
                                        be recorded through the records of such
                                        Participants or through the separate
                                        records of such Participants and one or
                                        more indirect participants in DTC.

Transfers:                              Transfers of interests in a Global Note
                                        will be accomplished by book entries
                                        made by DTC and, in turn, by
                                        Participants (and in certain cases, one
                                        or more indirect participants in DTC)
                                        acting on behalf of beneficial
                                        transferors and transferees of such
                                        interests.

Exchanges:                              The Trustee, at the Company's request,
                                        may deliver to DTC and the CUSIP Service
                                        Bureau at any time a written notice of
                                        consolidation specifying (a) the CUSIP
                                        numbers of two or more Global Notes
                                        outstanding on such date that represent
                                        Notes having the same terms (except that
                                        Issue Dates need not be the same) and
                                        for which interest, if any, has been
                                        paid to the same date and which
                                        otherwise constitute Notes of the same
                                        series and tenor under the Indenture,
                                        (b) a date, occurring at least 30 days



                                        after such written notice is delivered
                                        and at least 30 days before the next
                                        Interest Payment Date, if any, for the
                                        related Notes, on which such Global
                                        Notes shall be exchanged for a single
                                        replacement Global Note; and (c) a new
                                        CUSIP number, obtained from the Company, to be assigned to such replacement
                                        Global Note. Upon receipt of such a
                                        notice, DTC will send to its
                                        participants (including the Issuing
                                        Agent) and the Trustee a written
                                        reorganization notice to the effect that such exchange will occur on such date.
                                        Prior to the specified exchange date,
                                        the Trustee will deliver to the CUSIP
                                        Service Bureau written notice setting
                                        forth such exchange date and the new
                                        CUSIP number and stating that, as of
                                        such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global
                                        Note bearing the new CUSIP number and
                                        the CUSIP numbers of the exchanged
                                        Global Notes will, in accordance with
                                        CUSIP Service Bureau procedures, be
                                        cancelled and not immediately
                                        reassigned. Notwithstanding the
                                        foregoing, if the Global Notes to be
                                        exchanged exceed $500,000,000 in
                                        aggregate principal or face amount, one
                                        replacement Global Note will be
                                        authenticated and issued to represent
                                        each $500,000,000 of principal or face
                                        amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

Denominations:                          Unless otherwise agreed by the Company,
                                        Notes will be issued in denominations of
                                        $1,000 or more (in multiples of $1,000).
                                        Global Notes will be denominated in
                                        principal or face amounts not in excess
                                        of $500,000,000 or any other limit set
                                        by the DTC (the "Permitted Amount"). If
                                        one or more Notes having an aggregate
                                        principal or face amount in excess of
                                        the Permitted Amount would, but for the
                                        preceding sentence, be represented by a
                                        single Global Note, then one Global Note
                                        will be issued to represent each
                                        Permitted Amount principal or face
                                        amount of such Note or Notes and an
                                        additional Global Note will be Issued to
                                        represent any remaining principal amount
                                        of such Note or Notes. In such case,
                                        each of the Global Notes representing
                                        such Note or Notes shall be assigned the
                                        same CUSIP number.

Issue Price:                            Unless otherwise specified in an applicable
                                        Pricing Supplement, each Note will be issued
                                        at the percentage of principal amount specified
                                        in the Prospectus relating to such Note.

Interest:                               General. Each Note will bear interest at
                                        a fixed rate. Interest on



                                        each Note will accrue from the Issue
                                        Date of such Note for the first interest period and from the most recent Interest
                                        Payment Date to which interest has been
                                        paid for all subsequent interest
                                        periods. Except as set forth hereafter,
                                        each payment of interest on a Note will
                                        include interest accrued to, but
                                        excluding, as the case may be, the
                                        Interest Payment Date or the date of
                                        Maturity (other than a Maturity Date of
                                        a Note occurring on the 31st day of a
                                        month in which case such payment of
                                        interest will include interest accrued
                                        to but excluding the 30th day of such
                                        month). Any payment of principal,
                                        premium or interest required to be made
                                        on a day that is not a Business Day (as
                                        defined below) may be made on the next
                                        succeeding Business Day and no interest
                                        shall accrue as a result of any such
                                        delayed payment.

                                        Each pending deposit message described
                                        under Settlement Procedure "C" below
                                        will be routed to Standard & Poor's
                                        Corporation, which will use the message
                                        to include certain information regarding the related Notes in the appropriate daily bond report published by Standard
                                        & Poor's Corporation.

                                        Each Note will bear interest from, and
                                        including, its Issue Date at the rate
                                        per annum set forth thereon and in the
                                        applicable Pricing Supplement until the
                                        principal amount thereof is paid, or
                                        made available for payment, in full.
                                        Unless otherwise specified in the
                                        applicable Pricing Supplement, interest
                                        on each Note will be payable either
                                        monthly, quarterly, semi-annually or
                                        annually on each Interest Payment Date
                                        and at Maturity (or on the date of
                                        redemption or repayment if a Note is
                                        repurchased by the Company prior to
                                        maturity pursuant to mandatory or
                                        optional redemption or repayment
                                        provisions or the Survivor's Option).
                                        Interest will be payable to the person
                                        in whose name a Note is registered at
                                        the close of business on the Regular
                                        Record Date next preceding each Interest
                                        Payment Date; provided, however,
                                        interest payable at Maturity, on a date
                                        of redemption or repayment or in
                                        connection with the exercise of the
                                        Survivor's Option will be payable to the person to whom principal shall be payable.

                                        Unless otherwise specified in the
                                        applicable Pricing Supplement, any
                                        interest on the Notes will be computed
                                        on the basis of a 360-day year of twelve
                                        30-day months. The interest rates the
                                        Company will agree to pay on
                                        newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.


                                        Unless otherwise specified in the
                                        applicable Pricing Supplement, the
                                        Interest Payment Dates for a Note that
                                        provides for monthly interest payments
                                        shall be the fifteenth day of each
                                        calendar month, commencing in the
                                        calendar month that next succeeds the
                                        month in which the Note is issued; in
                                        the case of a Note that provides for
                                        quarterly interest payments, the
                                        Interest Payment Dates shall be the
                                        fifteenth day of each third month,
                                        commencing in the third succeeding
                                        calendar month following the month in
                                        which the Note is issued; in the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Note is issued; in the case of a Note that provides for annual interest payments, the Interest
                                        Payment Date shall be the fifteenth day
                                        of every twelfth month, commencing in
                                        the twelfth succeeding calendar month
                                        following the month in which the Note is issued. Unless otherwise specified in the applicable Pricing Supplement, the
                                        Regular Record Date with respect to any
                                        Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurred, except that the Regular Record Date with respect to the final Interest Payment
                                        Date shall be the final Interest Payment
                                        Date.

                                        Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

Calculation of Interest:                Interest on the Notes (including
                                        interest for partial periods) will be
                                        calculated on the basis of a 360-day
                                        year of twelve 30-day months.

Business Day:                           "Business Day" means, unless otherwise
                                        specified in the applicable Pricing
                                        Supplement, any day other than a Saturday
                                        or Sunday, that is neither a legal holiday
                                        nor a day on which commercial banks are
                                        authorized or required by law, regulation
                                        or executive order to close in The City of
                                        New York.

Payments of Principal
and Interest:                           Payments of Principal and Interest.
                                        Promptly after each Regular Record Date,
                                        the Trustee will deliver to the Company
                                        and DTC a written notice specifying by
                                        CUSIP number the amount of interest, if
                                        any, to be paid on each Global Note on
                                        the following



                                        Interest Payment Date (other than an
                                        Interest Payment Date coinciding with a
                                        Maturity Date) and the total of such
                                        amounts. DTC will confirm the amount
                                        payable on each Global Note on such
                                        Interest Payment Date by reference to
                                        the daily bond reports published by
                                        Standard & Poor's. On such Interest
                                        Payment Date, the Company will pay to
                                        the Trustee, and the Trustee in turn
                                        will pay to DTC, such total amount of
                                        interest due (other than on the Maturity
                                        Date), at the times and in the manner
                                        set forth below under "Manner of
                                        Payment".

                                        Payments on the Maturity Date. On or
                                        about the first Business Day of each
                                        month, the Trustee will deliver to the
                                        Company and DTC a written list of
                                        principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment
                                        ("Maturity") in the following month. The
                                        Trustee, the Company and DTC will
                                        confirm the amounts of such principal,
                                        premium, if any, and interest payments
                                        with respect to each Global Note on or
                                        about the fifth Business Day preceding
                                        the Maturity Date of such Global Note.
                                        On the Maturity Date, the Company will
                                        pay to the Trustee, and the Trustee in
                                        turn will pay to DTC, the principal
                                        amount of such Global Note, together
                                        with interest and premium, if any, due
                                        on such Maturity Date, at the times and
                                        in the manner set forth below under
                                        "Manner of Payment". Promptly after
                                        payment to DTC of the principal and
                                        interest due on the Maturity Date of
                                        such Global Note and all other Notes
                                        represented by such Global Note, the
                                        Trustee will cancel and destroy such
                                        Global Note in accordance with the
                                        Indenture and so advise the Company.

                                        Manner of Payment. The total amount of
                                        any principal, premium, if any, and
                                        interest due on Global Notes on any
                                        Interest Payment Date or at Maturity
                                        shall be paid by the Company to the
                                        Trustee in immediately available funds
                                        on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the
                                        Trustee and DTC. Thereafter, on each


                                        such date, DTC will pay, in accordance
                                        with its SDFS operating procedures then
                                        in effect, such amounts in funds
                                        available for immediate use to the
                                        respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global
                                        Note as are recorded in the book-entry
                                        system maintained by DTC. Neither the
                                        Company nor the Trustee shall have any
                                        direct responsibility or liability for
                                        the payment by DTC of the principal of,
                                        or premium, if any, or interest on, the
                                        Notes to such Participants.

                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Purchase of Notes by
the Purchasing Agent:                   Unless otherwise agreed by the Agents
                                        and the Company, Notes offered from time
                                        to time by the Company will be purchased
                                        by the Purchasing Agent as principal for
                                        subsequent resale to the Agents and
                                        Selected Dealers party to the Master
                                        Selected Dealer Agreement in the form
                                        attached as Exhibit E to the Selling
                                        Agent Agreement.

Preparation of Pricing Supplement:      If any offer to purchase a Note is
                                        accepted by or on behalf of the Company,
                                        the Purchasing Agent will use its
                                        reasonable best efforts to send by email
                                        or telecopy a draft Pricing Supplement
                                        (substantially in the form attached to
                                        the Selling Agent Agreement as Exhibit
                                        D) to the Company reflecting the terms
                                        of such Note by 2:00 p.m. (New York City
                                        time) on the applicable Trade Day. The
                                        Company shall use its reasonable best
                                        efforts to deliver any comments to such
                                        Pricing Supplement by email or telecopy
                                        to the Purchasing Agent and the Trustee
                                        by 5:00 p.m. (New York City Time) on the
                                        applicable Trade Day. The Company will
                                        file such Pricing Supplement with the
                                        Commission in accordance with the
                                        applicable paragraph of Rule 424(b)
                                        under the 1933 Act. The Purchasing Agent
                                        shall use its reasonable best efforts to
                                        send such Pricing Supplement and the
                                        Prospectus by email or telecopy or
                                        overnight express (for delivery by the
                                        close of business on the applicable
                                        Trade Day, but in no event later than
                                        11:00 a.m. New York City time on the
                                        Business Day immediately following the
                                        applicable Trade Day and no earlier than
                                        the earlier of (i) 5:00 p.m. (New York
                                        City time) on the applicable Trade Date
                                        or (ii) such time after which




                                        the Purchasing Agent shall have
                                        incorporated the comments of the
                                        Company, if any, to the Pricing
                                        Supplement, to each Agent (or other
                                        Selected Dealer) which made or presented the offer to purchase the applicable
                                        Note and the Trustee at the following
                                        applicable address:

                                        if to Banc of America Securities LLC, to:

                                        9 West 57th Street
                                        New York, New York 10019
                                        Attention: Rock Fu
                                        Telephone: (212) 847-6434
                                        Telecopier: (212) 847-5184
                                        Email: rfu@bofasecurities.com

                                        if to Incapital LLC, to:

                                        One North LaSalle Street
                                        Suite 3500
                                        Chicago, Illinois 60646-7488
                                        Attention: Brian Walker
                                        Telephone: (312) 379-3700
                                        Telecopier: (312) 379-3701
                                        Email:  brian.walker@incapital.com

                                        if to BMO Nesbitt Burns Corp., to:

                                        3 Times Square, 29th Floor
                                        New York, New York 10036
                                        Attention: Norm Shaffer
                                        Telephone: (212) 702-1251
                                        Telecopier: (212) 605-1683
                                        Email: norm.shaffer@bmonb.com

                                        With a copy to:
                                        Harrisdirect
                                        Harborside Financial Center
                                        501 Plaza II
                                        Jersey City, New Jesey 07311
                                        Tel: (201) 308-3353
                                        Email: Paul.Renken@theharris.com


                                        if to Charles Schwab & Co., Inc., to:

                                        101 Montgomery Street
                                        San Francisco, California 94104
                                        Attention: Peter J. Campfield
                                        Telephone: (415) 667-5072
                                        Telecopier: (415) 667-5087
                                        Email: peter.campfield@schwab.com

                                        if to Edward D. Jones & Co., L.P., to:

                                        12555 Manchester Road
                                        St. Louis, MO  63131-3729
                                        Att:  Karen Liebsch
                                        Telephone: (314) 515-5119
                                        Telecopier: (314) 515-3502
                                        Email: karen.liebsch@edwardjones.com

                                        if to Fidelity Capital Markets,
                                        a division of National Financial
                                        Services, LLC, to:

                                        200 Seaport Blvd., Mail Zone: Z2H
                                        Boston, Massachusetts 02210
                                        Attention: Jamee Smith
                                        Telephone: (617) 563-0800
                                        Telecopier: (617) 692-4933
                                        Email:  jamee.smith@fmr.com

                                        if to RBC Dain Rauscher, to:

                                        One Liberty Plaza, 2nd Floor
                                        New York, New York 10006
                                        Attention: Liz Garvey
                                        Telephone: (212) 858-7167
                                        Telecopier : (212) 428-3018
                                        Email: liz.garvey@rbccm.com

                                        if to Salomon Smith Barney Inc., to:

                                        388 Greenwich Street
                                        New York, New York 10013
                                        Attention: Martha Bailey
                                        Telephone: (212) 816-5831
                                        Telecopier: (212) 816-0949
                                        Email: martha.bailey@ssmb.com


                                        if to UBS PaineWebber Inc., to:

                                        800 Harbor Boulevard, 3rd Floor
                                        Weehawken, New Jersey 07087
                                        Attention: Corporate Debt Trading
                                        Telephone: (201) 352-7150
                                        Telecopier: (201) 352-6900

                                        With a copy to:
                                        UBS PaineWebber Inc.
                                        299 Park Avenue, 26th Floor
                                        New York, New York 10171
                                        Attention: Transaction Management Group
                                        Telephone: (212) 821-2632
                                        Telecopier: (212) 821-5536
                                        Email: krockey@ubspw.com

                                        if to Wachovia Securities, Inc., to:

                                        One Wachovia Center, NC0602
                                        301 South College St.
                                        Charlotte, NC 28288
                                        Attention:  Keith Mauney
                                        Telephone: (704) 383-7727
                                        Telecopier: (704) 383-9165
                                        Email:  keith.mauney@wachovia.com

                                        and if to the Trustee, to:

                                        Bank One Trust Company
                                        One Bank One Plaza, Suite 0286
                                        Chicago, Illinois 60670-0286
                                        Attention: Corporate Trust and Agency
                                                   Services

                                        For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

                                        Wilmer, Cutler & Pickering
                                        2445 M St., NW
                                        Washington, DC 20037
                                        Attention: Erika L. Robinson
                                        Telephone: (202) 663-6000
                                        Telecopier (212) 663-6363

                                        and to:

                                        Banc of America Securities LLC
                                        9 West 57th Street
                                        New York, New York 10019
                                        Attention: Lily Chang/ Zachary Frost
                                        Telephone: (212) 847-6466
                                        Telecopier: (212) 933-2625

                                        Each such Agent (or Selected Dealer), in turn, pursuant to the terms of the Selling Agent Agreement and the Master
                                        Selected Dealer Agreement, will cause to be timely delivered a copy of the Prospectus and the applicable Pricing
                                        Supplement to each purchaser of Notes
                                        from such Agent or Selected Dealer.

                                        Outdated Pricing Supplements and the
                                        Prospectuses to which they are attached
                                        (other than those retained for files)
                                        will be destroyed by those in possession thereof.

Delivery of Confirmation
and Prospectus to Purchaser
by Presenting Agent:                    The Agents will deliver a Prospectus and
                                        Pricing Supplement herein described with
                                        respect to each Note sold by it.

                                        For each offer to purchase a Note
                                        accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent or Selected
                                        Dealer the terms of such Note, the
                                        amount being purchased by such Agent or
                                        Selected Dealer and other applicable
                                        details described above and delivery and payment instructions, with a copy to the Company.

                                        In addition, the Purchasing Agent, other
                                        Agent or Selected Dealer, as the case
                                        may be, will deliver to investors
                                        purchasing the Notes the Prospectus
                                        (including the Pricing Supplement) in
                                        relation to such Notes prior to or
                                        simultaneously with delivery of the
                                        confirmation of sale or delivery of the
                                        Note.


Settlement:                             The receipt of immediately available
                                        funds by the Company in payment for
                                        Notes and the authentication and
                                        issuance of the Global Note representing
                                        such Notes shall constitute "Settlement"
                                        with respect to such Note. All orders
                                        accepted by the Company will be settled
                                        within three Business Days pursuant to
                                        the timetable for Settlement set forth
                                        below, unless the Company and the
                                        purchaser agree to Settlement on another
                                        specified date, and shall be specified
                                        upon acceptance of such offer; provided,
                                        however, in all cases the Company will
                                        notify the Trustee on the date issuance
                                        instructions are given.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Note sold by an Agent shall be as
                                        follows:

                                        A.  After the acceptance of an offer by
                                            the Company with respect to a Note,
                                            the Purchasing Agent will
                                            communicate the following details of
                                            the terms of such offer (the "Note
                                            Sale Information") to the Company in
                                            writing or by facsimile
                                            transmission, email or other written
                                            means acceptable to the Company:

                                             1. Principal amount of the purchase;

                                             2. Interest Rate per annum;

                                             3. Interest Payment Frequency;

                                             4. Settlement Date;

                                             5. Maturity Date;

                                             6. Price to Public;

                                             7. Purchasing Agent's commission
                                                determined pursuant to Section
                                                IV(a) of the Selling Agent
                                                Agreement;

                                             8. Net proceeds to the Company;

                                             9. Trade Date;

                                            10. If a Note is redeemable by the
                                                Company or repayable by the
                                                Noteholder, such of the following
                                                as are applicable:



                                            11. (i)    The date on and after
                                                       which such Note may be
                                                       redeemed/repaid (the
                                                       "Redemption/Repayment
                                                       Commencement Date"),

                                                (ii)   Initial redemption/
                                                       repayment price (% of
                                                       par), and

                                                (iii)  Amount (% of par) that the
                                                       initial redemption/repayment
                                                       price shall decline (but
                                                       not below par) on each
                                                       anniversary of the
                                                       Redemption/Repayment
                                                       Commencement Date;

                                            12. Whether the Note has a
                                                Survivor's Option;

                                            13. DTC Participant Number of the
                                                institution through which the
                                                customer will hold the beneficial
                                                interest in the Global Note; and

                                            14. Such other terms as are
                                                necessary to complete the
                                                applicable form of Note.

                                        B.  The Company will confirm the
                                            previously assigned CUSIP number to
                                            the Global Note representing such
                                            Note and then advise the Trustee and
                                            the Purchasing Agent by telephone
                                            (confirmed in writing at any time on
                                            the same date) or by telecopier or
                                            other form of electronic
                                            transmission of the information
                                            received in accordance with
                                            Settlement Procedure "A" above, the
                                            assigned CUSIP number and the name
                                            of the Purchasing Agent. Each such
                                            communication by the Company will be
                                            deemed to constitute a
                                            representation and warranty by the
                                            Company to the Trustee and the
                                            Agents that (i) such Note is then,
                                            and at the time of issuance and sale
                                            thereof will be, duly authorized for
                                            issuance and sale by the Company;
                                            (ii) such Note, and the Global Note
                                            representing such Note, will conform
                                            with the terms of the Indenture; and
                                            (iii) upon authentication and
                                            delivery of the Global Note
                                            representing such Note, the
                                            aggregate principal amount of all
                                            Notes issued under the Indenture
                                            will not exceed the aggregate
                                            principal amount of Notes authorized
                                            for issuance at such time by the
                                            Company.


                                        C.  The Trustee will communicate to DTC
                                            and the Purchasing Agent through
                                            DTC's Participant Terminal System, a
                                            pending deposit message specifying
                                            the following Settlement
                                            information:

                                            1. The information received in
                                               accordance with Settlement
                                               Procedure "A".

                                            2. The numbers of the participant
                                               accounts maintained by DTC on
                                               behalf of the Trustee and the
                                               Purchasing Agent.

                                            3. The initial Interest Payment Date
                                               for such Note, number of days by
                                               which such date succeeds the
                                               related DTC record date (which
                                               term means the Regular Record
                                               Date), and if then calculated,
                                               the amount of interest payable on
                                               such Initial Interest Payment
                                               Date (which amount shall have
                                               been confirmed by the Trustee).

                                            4. The CUSIP number of the Global
                                               Note representing such Notes.

                                            5. The frequency of interest.

                                            6. Whether such Global Note
                                               represents any other Notes issued
                                               or to be issued (to the extent
                                               then known).

                                        D.  DTC will credit such Note to the
                                            participant account of the Trustee
                                            maintained by DTC.

                                        E.  The Trustee will complete and
                                            deliver a Global Note representing
                                            such Note in a form that has been
                                            approved by the Company, the Agents
                                            and the Trustee.

                                        F.  The Trustee will authenticate the
                                            Global Note representing such Note
                                            and maintain possession of such
                                            Global Note.


                                        G.  The Trustee will enter an SDFS
                                            deliver order through DTC's
                                            Participant Terminal System
                                            instructing DTC to (i) debit such
                                            Note to the Trustee's participant
                                            account and credit such Note to the
                                            participant account of the
                                            Purchasing Agent maintained by DTC
                                            and (ii) debit the settlement
                                            account of the Purchasing Agent and
                                            credit the settlement account of the
                                            Trustee maintained by DTC, in an
                                            amount equal to the price of such
                                            Note less the Purchasing Agent's
                                            commission. The entry of such a
                                            deliver order shall be deemed to
                                            constitute a representation and
                                            warranty by the Trustee to DTC that
                                            (a) the Global Note representing
                                            such Note has been issued and
                                            authenticated and (b) the Trustee is
                                            holding such Global Note pursuant to
                                            the Certificate Agreement.

                                        H.  The Purchasing Agent will enter an
                                            SDFS deliver order through DTC's
                                            Participant Terminal System
                                            instructing DTC to (i) debit such
                                            Note to the Purchasing Agent's
                                            participant account and credit such
                                            Note to the participant accounts of
                                            the Participants to whom such Note
                                            is to be credited maintained by DTC
                                            and (ii) debit the settlement
                                            accounts of such Participants and
                                            credit the settlement account of the
                                            Purchasing Agent maintained by DTC,
                                            in an amount equal to the price of
                                            the Note less the agreed upon
                                            commission so credited to their
                                            accounts.

                                        I.  Transfers of funds in accordance
                                            with SDFS deliver orders described
                                            in Settlement Procedures "G" and "H"
                                            will be settled in accordance with
                                            SDFS operating procedures in effect
                                            on the Settlement Date.

                                        J.  The Trustee will credit to an
                                            account specified by the Company
                                            funds available for immediate use in
                                            an amount equal to the amount
                                            credited to the Trustee's DTC
                                            participant account in accordance
                                            with Settlement Procedure "G".

                                        K.  The Trustee will send a copy of the
                                            Global Note representing such Note
                                            by first-class mail to the Company.

                                        L.  Each Agent and Selected Dealer will
                                            confirm the purchase of each Note to
                                            the purchaser thereof either by
                                            transmitting to the Participant to
                                            whose account such Note has been
                                            credited a confirmation order
                                            through DTC's Participant Terminal
                                            System or by mailing a written
                                            confirmation to such purchaser. In
                                            all cases the Prospectus as most
                                            recently amended or supplemented
                                            must accompany or precede such
                                            confirmation.

                                        M.  On a day that is a Business Day, the
                                            Trustee will send, by facsimile or
                                            electronic transmission, to the
                                            Company a statement setting forth
                                            the principal amount of Notes
                                            outstanding as of that date under
                                            the Indenture and setting forth the
                                            CUSIP number(s) assigned to, and a
                                            brief description of, any orders
                                            which the Company has advised the
                                            Trustee but which have not yet been
                                            settled.

Settlement Procedures
Timetable:                              In the event of a purchase of Notes by
                                        the Purchasing Agent, as principal,
                                        appropriate Settlement details, if
                                        different from those set forth below
                                        will be set forth in the applicable
                                        Terms Agreement to be entered into
                                        between the Purchasing Agent and the
                                        Company pursuant to the Selling Agent
                                        Agreement.

                                        Settlement Procedures "A" through "M"
                                        shall be completed as soon as possible
                                        but not later than the respective times
                                        (New York City time) set forth below:


Settlement

                                        Procedure               Time
                                        ---------               ----
                                        A                       2:00 p.m. on the Trade Day.
                                        B                       12:00 p.m. on the  Business Day  following  the Trade
                                                                Day.
                                        C                       2:00 p.m. on the Business  Day before the  Settlement
                                                                Date.
                                        D                       10:00 a.m. on the Settlement Date.
                                        E                       12:00 p.m. on the Settlement Date.
                                        F                       12:30 a.m. on the Settlement Date.
                                        G-I                     2:00 p.m. on the Settlement Date.
                                        J-L                     2:30 p.m. on the Settlement Date.
                                        M                       Weekly or at the request of the Company.

                                        The Prospectus as most recently amended
                                        or supplemented must accompany or
                                        precede any written confirmation given
                                        to the customer (Settlement Procedure
                                        "L"). Settlement Procedure "I" is
                                        subject to extension in accordance with
                                        any extension Fedwire closing deadlines
                                        and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                        If Settlement of a Note is rescheduled
                                        or cancelled, the Trustee will deliver
                                        to DTC, through DTC's Participant
                                        Terminal System, a cancellation message
                                        to such effect by no later than 2:00
                                        p.m., New York City time, on the
                                        Business Day immediately preceding the
                                        scheduled Settlement Date.




Failure to Settle:                      If the Trustee fails to enter an SDFS
                                        deliver order with respect to a Note
                                        pursuant to Settlement Procedure "G",
                                        the Trustee may deliver to DTC, through
                                        DTC's Participant Terminal System, as
                                        soon as practicable a withdrawal message
                                        instructing DTC to debit such Note to
                                        the participant account of the Trustee
                                        maintained at DTC. DTC will process the
                                        withdrawal message, provided that such
                                        participant account contains Notes
                                        having the same terms and having a
                                        principal amount that is at least equal
                                        to the principal amount of such Note to
                                        be debited. If withdrawal messages are
                                        processed with respect to all the Notes
                                        issued or to be issued represented by a
                                        Global Note, the Trustee will cancel
                                        such Global Note in accordance with the
                                        Indenture, make appropriate entries in
                                        its records and so advise the Company.
                                        The CUSIP number assigned to such Global
                                        Note shall, in accordance with CUSIP
                                        Service Bureau procedures, be cancelled
                                        and not immediately reassigned. If
                                        withdrawal messages are processed with
                                        respect to one or more, but not all, of
                                        the Notes represented by a Global Note,
                                        the Trustee will exchange such Global
                                        Note for two Global Notes, one of which
                                        shall represent such Notes and shall be
                                        cancelled immediately after issuance,
                                        and the other of which shall represent
                                        the remaining Notes previously
                                        represented by the surrendered Global
                                        Note and shall bear the CUSIP number of
                                        the surrendered Global Note. If the
                                        purchase price for any Note is not
                                        timely paid to the Participants with
                                        respect to such Note by the beneficial
                                        purchaser thereof (or a person,
                                        including an indirect participant in
                                        DTC, acting on behalf of such
                                        purchaser), such Participants and, in
                                        turn, the related Agent may enter SDFS
                                        deliver orders through DTC's participant
                                        Terminal System reversing the orders
                                        entered pursuant to Settlement
                                        Procedures "G" and "H", respectively.
                                        Thereafter, the Trustee will deliver the
                                        withdrawal message and take the related
                                        actions described in the preceding
                                        paragraph. If such failure shall have
                                        occurred for any reason other than
                                        default by the Agent in the performance
                                        of its obligations hereunder or under
                                        the Selling Agent Agreement, the Company
                                        will reimburse the Agent on an equitable
                                        basis for its reasonable out-of-pocket
                                        accountable expenses actually incurred
                                        and loss of the use of funds during the
                                        period when they were credited to the
                                        account of the Company.


                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Note, DTC may take any actions in
                                        accordance with its SDFS operating
                                        procedures then in effect. In the event
                                        of a failure to settle with respect to
                                        one or more, but not all, of Notes that
                                        were to have been represented by a
                                        Global Note, the Trustee will provide,
                                        in accordance with Settlement Procedures
                                        "D" and "E", for the authentication and
                                        issuance of a Global Note representing
                                        the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Trustee Not to Risk Funds:              Nothing herein shall be deemed to require
                                        the Trustee to risk or expend its own funds
                                        in connection with any payment to the Company,
                                        or the Agents or the purchasers, it being
                                        understood by all parties that payments
                                        made by the Trustee to either the
                                        Company or the Agents shall be made only
                                        to the extent that funds are provided to
                                        the Trustee for such purpose.

Advertising Costs:                      The Company shall have the sole right to
                                        approve the form and substance of any
                                        advertising an Agent may initiate
                                        in connection with such Agent's
                                        solicitation to purchase the Notes. The
                                        expense of such advertising will be
                                        solely the responsibility of such Agent,
                                        unless otherwise agreed to by the
                                        Company.

                                    EXHIBIT C
                                 TERMS AGREEMENT

                                                                 _________, 20__

CIT Group Inc.
1211 Avenue of the Americas
New York, New York 10036
Attention: [Treasury Dept.]

Subject in all respects to the terms and conditions of the Selling Agent Agreement dated November 1, 2002, among CIT Group Inc. and Banc of America Securities LLC, Incapital LLC, BMO Nesbitt Burns Corp., Charles Schwab & Co., Inc., Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services, LLC, RBC Dain Rauscher, Salomon Smith Barney Inc., UBS PaineWebber Inc. and Wachovia Securities, Inc., the undersigned agrees to purchase the following aggregate principal amount of InterNotes:

$________________
The terms of such Notes shall be as follows:

CUSIP Number: __________

Interest Rate: _____%

Maturity Date:  __________

Price to Public:  __________

Agent's Concession:  ___%

Net Proceeds to Issuer:  $_________

Settlement Date, Time and Place:  __________

Survivor's Option:  __________

Interest Payment Frequency:  __________

Optional Redemption/Repayment, if any:  __________

Initial Redemption/Repayment Date[s]:  __________

Redemption/Repayment Price: Initially ___% of Principal Amount and declining by
     ___% of the Principal Amount on each anniversary of the Initial Redemption/Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.

[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

                                                INCAPITAL LLC

                                                 By:____________________________

                                                 Title:_________________________
ACCEPTED

CIT GROUP INC.


By:__________________________________

Title:_______________________________

                                    Exhibit D
                           Form of Pricing Supplement

Pricing Supplement Dated: _____________________________       Rule 424(b)(3)
(To Prospectus Supplement Dated [        ], 2002 and          File No. 333-[   ]
Prospectus Dated [            ], 2002)
Pricing Supplement No. ________________________________

                                     U.S. $
                                 CIT GROUP INC.
                                  INTERNOTES'r'
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
        _________________________________________________________________

Trade Date:____________________________________________________

Issue Date:____________________________________________________

Joint Lead Managers:___________________________________________

Agents:________________________________________________________

        _________________________________________________________________

-------------------------------------------------------------------------------------------
  CUSIP        AGGREGATE        PRICE         CONCESSION          NET        INTEREST RATE
               PRINCIPAL          TO                            PROCEEDS
                AMOUNT          PUBLIC                         TO ISSUER
-------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------
   INTEREST           MATURITY         SURVIVOR'S        REDEMPTION OR       REDEMPTION/
    PAYMENT             DATE             OPTION             REPAYMENT          REPAYMENT
   FREQUENCY                                                  YES/NO             TERMS
--------------------------------------------------------------------------------------------







Other Terms:____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                        Master Selected Dealer Agreement

<<FirstName>>>>
<<Company>>>>
<<Address1>>>>
<<Address2>>>>
<<City>>>>, <<State>>>>  <<Postal>>>>


Dear Selected Dealer:

                  In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

                  1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "1933 Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through BNY Clearing Services, LLC (the "Account") (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

                  2. Conditions of Offering; Acceptance and Purchases. Any
     Offering: (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of written communication ("Written Communication", which term, in the case of any Offering described in
     Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent

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



     such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of BNY Clearing Services, LLC clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

                  3. Representations, Warranties and Agreements.

                  (a) Registered Offerings. In the case of any Offering of Securities that are registered under the 1933 Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the 1934 Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

                  (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the

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



applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

                  (c) Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the "Concession". If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

                  (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of

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



such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

                  (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the NASD's interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

                  You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the NASD's Conduct Rules and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provisions of IM-2110-1 and Rules 2730, 2740 and 2750 of the NASD's Conduct Rules and (b) with Rule 2420 thereof as that Rule applies to a non-NASD member broker or dealer in a foreign country.

                  You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a Concession or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

                  (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

                  (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

                  (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the 1933 Act and the 1934 Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

                  4. Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in
Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

                  5. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in
Section 1 hereof, and the respective successors and assigns of each of them.

                  6. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

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




                  Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

                                                Very truly yours,


                                                INCAPITAL LLC


                                                By: ____________________________


--------------------------------------------------------------------------------

CONFIRMED:  _______________________, 20___

<<Company>>>>

By: ______________________________________

Name: ____________________________________
      (Print name)

Title: ___________________________________


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